November 1, 1999


         Reference is made to the Employment Agreement dated May 26, 1999 (the "Employment Agreement") by and between Phon-Net.com, Inc., a Florida corporation ("Employer") and Brian Collins, an individual resident in the City of Vancouver, Province of British Columbia ("Employee").

         In particular, reference is made to Section 4(d) of the Employment Agreement, which provides for the grant of Stock Appreciation Rights ("SARs") to Employee. In connection with the SARs, Employer and Employee agree as follows:

     1. Not more than 50% of Employer's net income in excess of $50,000 attributable to any fiscal year may be paid to Employee for amounts due under SARs granted to Employee.

     2. Any amounts due to Employee for SARs in excess of 50% of such net income shall be deferred and accrued, and paid to Employee from not more than 50% of net income in excess of $50,000 for subsequent fiscal years.

     3. Deferred and accrued SARs due to Employee shall be paid in the order earned, prior to the payment of SARs that are subsequently earned.

     4. For purposes hereof, "net income" shall mean the net income reported on Employer's annual audited financial statements, the reporting of which shall be conclusive and binding on the parties.

     5. The obligation of Employer for the payment of SARs pursuant to this Agreement shall survive termination of the Employment Agreement.

     6. Notwithstanding the foregoing, all deferred and accrued SARs payable to Employee pursuant to this Agreement shall be paid to Employee at the closing of any transaction which results in a change of control of Employer, or upon termination of Employee's employment by Employer other than for cause. For purposes hereof, (a) "change of control" shall mean a business combination to which Employer is not the surviving party, a transaction following which Brian Collins does not control Employer's board of directors, or the sale of all or substantially all of Employer's assets, and (b) "for cause" shall have the meaning set forth in the Employment Agreement.

     7. Except as set forth herein, the Employment Agreement shall remain in full force and effect.

                                                     PHON-NET.COM, INC.


                                                     By: /S/ BRIAN COLLINS
                                                     ---------------------
                                                         Brian Collins, CEO


                                                     /S/ BRIAN COLLINS
                                                     -----------------
                                                     BRIAN COLLINS

                                December 31, 1999


         Reference is made to (a) the Employment Agreement dated May 26, 1999 (the "Employment Agreement") by and between Phon-Net.com, Inc., a Florida corporation ("Employer") and Brian Collins, an individual resident in the City of Vancouver, Province of British Columbia ("Employee") and (b) the Amendment to Employment dated November 1, 1999 by and between Employer and Employee (the "First Amendment").

         With respect to the Employment Agreement and the First Amendment, Employer and Employee agree as follows:

1. Section 4(d) of the Employment Agreement is hereby deleted in its entirety.

2. The First Amendment is hereby canceled in its entirety and shall cease to be of any further force or effect.

3. Employee hereby relinquishes all of his right, title and interest in and to any stock appreciation rights in Employer previously granted to Employee.

4. As consideration for the foregoing, Employer hereby agrees to issue to Employee 3,200,000 shares of Employer's common stock and to cause share certificates for such shares, registered in the name of Employee, to be forthwith issued by Employer.

5. Except as set forth herein, the Employment Agreement shall remain in full force and effect.

                                                     PHON-NET.COM, INC.


                                                     By: /S/ BRIAN COLLINS
                                                     ---------------------
                                                         Brian Collins, CEO


                                                     /S/ BRIAN COLLINS
                                                     -----------------
                                                     BRIAN COLLINS